SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K


          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 23, 1997




                         K N ENERGY, INC.

      (Exact name of registrant as specified in its charter)


          Kansas                         1-6446                48-0290000
  (State or other jurisdiction       (Commission File       (I.R.S. Employer
of incorporation or organization)        Number)          Identification No.)



      370 Van Gordon Street
        P. O. Box 281304
          Lakewood, CO                                         80228-8304
 Address of principal executive offices)                       (Zip code)


         Registrant's telephone number, including area code: (303) 989-1740

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Item 5.   Other Events.
_______   _____________

     On January 23, 1997 K N Energy, Inc. and PacifiCorp (NYSE: KNE and PPW) announced the formation of an innovative joint venture, called en able, which will provide a broad portfolio of products and services under the Simple Choice brand. Simple Choice offers to utilities a single package of energy, home-oriented, communication and infotainment products and services which can be marketed under a licensee's own corporate name. A copy of the press release, dated January 23, 1997, is filed as an exhibit and incorporated herein by this reference.



Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.
_______   ___________________________________________________________________

          (a)  Financial Statements - None

          (b)  Pro-Forma Financial Statements - None

          (c)  Exhibits

               1.1  Press release, dated January 23, 1997


                                 EXHIBIT INDEX
                                 _____________

Exhibit Number
Page                         Exhibit Description                Page
______________               ___________________                ____

1.1                   Press release, dated January 23, 1997        4

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   K N ENERGY, INC.



Date:  January 23, 1997            By: /s/ Martha B. Wyrsch
                                       __________________________
                                       Martha B. Wyrsch
                                       Vice President, Deputy General Counsel
                                       and Secretary

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FOR IMMEDIATE RELEASE

Media Contacts:     Ann Carter, PacifiCorp, (503) 464-6238
                    Mike O'Bryant, PacifiCorp, (503) 464-5654
                    Mark Stutz, KN Energy, (303) 914-4649

     PacifiCorp and KN Energy Simplify The Marketplace For
                    Utilities and Consumers

Portland, Ore., Jan. 23, 1997 -- All across America, people will soon be able to turn to their local utility to purchase home energy, telecommunications and infotainment in one simple package thanks to an innovative joint venture announced today by PacifiCorp and KN Energy, Inc. (NYSE: PPW and KNE)

The new company, en able, will provide a broad portfolio of branded products and services that local utilities can offer to their customers. KN Energy, an innovative gas company, and PacifiCorp, a global electric utility, predict this venture will reshape the way utilities operate in the face of challenges posed by the rapid restructuring of the energy industry.

en able will offer utilities a single package of energy, communication and infotainment home-oriented options under the Simple ChoiceSM brand. These services will be available in one convenient package on one bill served through one customer service number. All Simple ChoiceSM products and services are supported through a state-of-the-art customer service center in Scottsbluff, Neb., where customers can call seven days a week, 24 hours a day.

In early January, PacifiCorp and KN Energy purchased 100 percent of Orcom Systems, a privately held company in Bend, Ore. Orcom is a leader in designing and implementing billing and information solutions for small and medium-sized utilities. Orcom developed the current billing system for Simple ChoiceSM products. Orcom runs on an IBM AS\400 technology platform and has an existing Premier IBM Business Partner relationship.

                             (more)
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PacifiCorp/KN Energy Simplify the Marketplace

IBM will be expanding its Premier IBM Business Partner relationship with Orcom to support Simple ChoiceSM. The relationship involves providing IBM products, technology-related infrastructure and integration services which will allow all Simple ChoiceSM services to be consolidated on one bill.
"This is a bold approach for the future," said Fred Buckman, PacifiCorp chief executive officer. "We're providing utilities throughout the country with an aggressive and competitive platform that will foster their success in a changing environment."

Larry Hall, KN Energy chairman and chief executive officer, said, "Through this joint venture with PacifiCorp, we will accelerate our leadership position in the marketplace. Together, our approach is quite different: we want to be partners and suppliers to other utility companies, as opposed to those in our industry who are attempting to take over other markets and customers."

Hall will serve as chairman of enable and named Mort Aaronson president and chief operating officer. Prior to this position, Aaronson was president and chief operating officer for KN Services Inc., a wholly owned subsidiary of KN Energy. Ed O'Mara will serve as enable executive vice president.
O'Mara was previously PacifiCorp strategic marketing and planning vice president. The company will be located in Lakewood, Colo.

"We were the first to market late last summer with a package of bundled services through the Simple ChoiceSM brand, and we will continue to stay ahead of the market through this joint venture," Aaronson said. "en able is a viable company today, and we are open for business with today's announcement. We invite other utilities to join us in the Simple ChoiceSM brand, because Simple ChoiceSM is about leveraging a utility's most important asset -- its relationship with its customers."

The Simple ChoiceSM program has stimulated widespread interest from potential partners and licensees. This partnership with PacifiCorp expands the Simple ChoiceSM market to an additional 1.4 million electric customers in seven states throughout the U.S.

                             (more)
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PacifiCorp/KN Energy Simplify the Marketplace

"Utilities facing restructuring today are looking for solutions to better serve their customers, build loyalty and generate new revenue. The Simple ChoiceSM product platform does that for them as they market these services under their own corporate name. This product offering and its billing capabilities are available today for utilities to begin creating additional value for their customers," O'Mara added.

Partnerships and alliances have also been established with DISH NetworkTM, a satellite entertainment company; Metricom's RicochetTM wireless modem and Internet service; Frontier HomeSaverSM Long Distance service; MaxServ, which provides home product repair; and DQE WeatherWiseTM, for "weatherproofing" customers' energy bills.

en able is a limited liability company owned by PacifiCorp Holdings, Inc., and KN Services, Inc.

PacifiCorp Holdings Inc., is a wholly owned subsidiary of PacifiCorp. It oversees business outside of regulated electric activity.

PacifiCorp is an investor-owned international electric utility and diversified energy service company, with assets of $14 billion. Headquartered in Portland, Ore., PacifiCorp is the third largest electric utility company west of the Rocky Mountains. It serves 1.4 million customers in seven western states through Pacific Power and Utah Power, and 546,000 customers in Australia through its Powercor subsidiary.

KN Energy, Inc., based in Lakewood, Colo., is an integrated energy service company with operations that include natural gas gathering, processing, marketing, storage, transportation, energy commodity sales -- natural gas, liquids and power marketing -- and innovative services designed for consumers, utilities and commercial entities. It operates in 10 western and mid-continent states, has more than 230,000 residential, commercial, industrial and agricultural customers, and more than 6,000 miles of interstate pipeline.

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